SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 18, 1997.




                         NATIONAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-3713                  41-0850527
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


11000 Prairie Lakes Drive, Eden Prairie, Minnesota                 55344
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:   (612) 829-3000


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

                  Board of Director authorization for the repurchase of up to 1 million shares of the Company's Common Stock for the purpose of offsetting shares issued in connection with an announced acquisition, as well as stock-based employee plans and future acquisitions.

                  Reference is made to the press release issued by National Computer Systems, Inc. on March 18, 1997, a copy of which is attached hereto as
Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated March 18, 1997


Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 25, 1997

                                                NATIONAL COMPUTER SYSTEMS, INC.





                                                By   /s/  J.W. Fenton, Jr.
                                                          J.W. Fenton, Jr.
                                                     Secretary and Treasurer

INDEX TO EXHIBITS


Exhibits

   99             Press Release, dated March 18, 1997